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                                                                    EXHIBIT 10.3


                      BOTTOMLINE TECHNOLOGIES (de), INC.

                        1998 DIRECTOR STOCK OPTION PLAN

1.   Purpose.
     -------

     The purpose of this 1998 Director Stock Option Plan (the "Plan") of Bottomline Technologies (de), Inc. (the "Company") is to encourage ownership in the Company by non-employee directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.   Administration.
     --------------

     The Board of Directors (the "Board") shall supervise and administer the Plan. All questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board and such resolution shall be final and binding upon all persons having an interest in the Plan. The Board may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Plan to a committee appointed by the Board, and if a committee is so appointed, all references to the Board in the Plan shall mean and relate to such committee.

3.   Participation in the Plan.
     -------------------------

     Directors of the Company who are not employees of the Company or any subsidiary of the Company ("non-employee directors") shall be eligible to receive options under the Plan.

4.   Stock Subject to the Plan.
     -------------------------

     (a) The maximum number of shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), which may be issued under the Plan shall be 100,000 shares, subject to adjustment as provided in Section 7.

     (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.
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     (c)  All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     (d) Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.   Terms, Conditions and Form of Options.
     -------------------------------------

     Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a)(i) Automatic Option Grant Dates.  Options shall automatically be
            ----------------------------
granted to all non-employee directors as follows:

            (x) each person who first becomes a non-employee director after the closing date (the "Closing Date") of the Company's initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall be granted an option to purchase 5,000 shares of Common Stock on the date of his or her initial election to the Board; and

            (y) each non-employee director shall be granted an option to purchase 2,500 shares of Common Stock on the date of each Annual Meeting of Stockholders of the Company following the Closing Date commencing with the 1999 Annual Meeting of Stockholders (other than a director who was initially elected to the Board at any such Annual Meeting or, if previously, at any time after the prior year's Annual Meeting of Stockholders), provided that he or she is serving as a director immediately following the date of such Annual Meeting.

     (ii) Periodic Grants of Options.  Subject to execution by the non-employee
          --------------------------
director of an appropriate option agreement, the Board may grant additional options to purchase a number of shares to be determined by the Board in recognition of services provided by a non-employee director in his or her capacity as a director, provided that such grants are in compliance with the requirements of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended from time to time ("Rule 16b-3").

Each date of grant of an option pursuant to this Section 5(a) is hereinafter referred to as an "Option Grant Date."

     (b)  Option Exercise Price.  The option exercise price per share for each
          ---------------------
option granted under the Plan shall equal (i) the closing price on any national securities exchange on which the Common Stock is listed, (ii) the closing price of the

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Common Stock on the Nasdaq National Market or (iii) the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal, on the Option Grant Date. If no sales of
             -----------------------
Common Stock were made on the Option Grant Date, the price of the Common Stock for purposes of clauses (i) and (ii) above shall be the reported price for the next preceding day on which sales were made.

     (c)  Transferability of Options.  Except as the Board may otherwise
          --------------------------
determine or provide in an option granted under the Plan, any option granted under the Plan to an optionee shall not be transferable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative. References to an optionee, to the extent relevant in the context, shall include references to authorized transferees.

     (d)  Vesting Period.
          --------------

          (i)   General.  Each option granted under the Plan pursuant to Section
                -------
5(a)(i)(x) above shall become exercisable (vest) in four equal annual installments beginning on the first anniversary of such Option Grant Date. Each option granted under the Plan pursuant to Section 5(a)(i)(y) above shall become exercisable in full upon the earlier of one year from the Option Grant Date or the date immediately preceding the next Annual Meeting of Stockholders. No further vesting shall occur with respect to an option granted pursuant to
Section 5(a)(i)(x) or 5(a)(i)(y) after the optionee ceases to be a non-employee director of the Company. Each option granted under the Plan pursuant to Section 5(a)(ii) above shall become exercisable on such terms as shall be determined by the Board and set forth in the option agreement with the respective optionee.

          (ii)  Acceleration Upon Acquisition Event.  Notwithstanding the
                -----------------------------------
foregoing, each outstanding option granted under the Plan shall immediately become exercisable in full upon the occurrence of an Acquisition Event (as defined in Section 8) with respect to the Company.

          (iii) Right to Receive Restricted Stock.  Notwithstanding the
                ---------------------------------
provisions of Section 5(d)(i) above, the Board shall have the authority to grant options (including options granted pursuant to Section 5(a)(i) above) which are immediately exercisable subject to the Company's right to repurchase any unvested shares of stock acquired by the optionee on exercise of an option in the event such optionee's service as a director terminates for any reason.

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     (e)  Termination.  Each option shall terminate, and may no longer be
          -----------
exercised, on the earlier of (i) the date ten years after the Option Grant Date of such option or (ii) the first anniversary of the date on which the optionee ceases to serve as a director of the Company.

     (f)  Exercise Procedure.  An option may be exercised only by written notice
          ------------------
to the Company at its principal office accompanied by (i) payment in cash or by certified or bank check of the full consideration for the shares as to which they are exercised, (ii) delivery of outstanding shares of Common Stock (which have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the option exercise price, or (iii) an irrevocable undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

     (g)  Exercise by Representative Following Death of Director.  An optionee,
          ------------------------------------------------------
by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.   Limitation of Rights.
     --------------------

     (a)  No Right to Continue as a Director. Neither the Plan, nor the granting
          ----------------------------------
of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

     (b)  No Stockholders' Rights for Options.  An optionee shall have no rights
          -----------------------------------
as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

     (c)  Compliance with Securities Laws.  Each option shall be subject to the
          -------------------------------
requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be

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exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

7.   Adjustment Provisions for Mergers, Recapitalizations and Related
     ----------------------------------------------------------------
     Transactions.
     ------------

     If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (i) the outstanding shares of Common Stock are exchanged for a different number or kind of securities of the Company or of another entity, or (ii) additional shares or new or different shares or other securities of the Company or of another entity are distributed with respect to such shares of Common Stock, the Board shall make an appropriate and proportionate adjustment in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan (without changing the aggregate purchase price for such options), to the end that each option shall be exercisable, for the same aggregate exercise price, for such securities as such optionholder would have held immediately following such event if he had exercised such option immediately prior to such event. No fractional shares will be issued under the Plan on account of any such adjustments.

8.   Acquisition Event.
     -----------------

     For purposes of the Plan, an "Acquisition Event" shall be deemed to have occurred only if any of the following events occurs: (i) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (ii) any sale of all or substantially all of the assets of the Company; or (iii) the complete liquidation of the Company.

9.   Termination and Amendment of the Plan.
     -------------------------------------

     The Board may suspend or terminate the Plan or amend it in any respect whatsoever.

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10.  Notice.
     ------

     Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

11.  Governing Law.
     -------------

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the internal laws of the State of Delaware (without regard to any applicable conflicts of laws or principles).

12.  Effective Date.
     --------------

     The Plan shall take effect upon the closing of the Company's initial public offering of Common Stock.


                              Adopted by the Board of Directors on
                              November 12, 1998

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                      BOTTOMLINE TECHNOLOGIES (de), INC.


                      Nonstatutory Stock Option Agreement
                 Granted Under 1998 Director Stock Option Plan
                 ---------------------------------------------


1.   Grant of Option.
     ---------------

     This agreement evidences the grant by Bottomline Technologies (de), Inc., a Delaware corporation (the "Company"), on ___________, 199______ (the "Grant Date") to _________________, a director of the Company (the "Participant"), of an option to purchase, in whole or in part, on the terms provided herein and in the Company's 1998 Director Stock Option Plan (the "Plan"), a total of __________________ shares (the "Shares") of common stock, $.001 par value per share, of the Company ("Common Stock") at $__________ per Share. Unless earlier terminated, this option shall expire on _______ (the "Final Exercise Date").

     It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended and any regulations promulgated thereunder (the "Code").
Except as otherwise indicated by the context, the term "Participant", as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.   Vesting Schedule.
     ----------------

     This option will become exercisable in accordance with the following schedule:_______ This option shall expire upon, and will not be exercisable after, the Final Exercise Date.

     The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.   Exercise of Option.
     ------------------

     (a) Form of Exercise.  Each election to exercise this option shall be in
         ----------------
writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

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     (b) Continuous Relationship with the Company Required.  Except as otherwise
         -------------------------------------------------
provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee, officer or director of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an "Eligible Participant").

     (c) Termination of Relationship with the Company.  If the Participant
         --------------------------------------------
ceased to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate twelve months after such cessation (but in no event after the Final Exercise
Date), provided that this option shall be exercisable only to the extent that
       -------- ----
the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

     (d) Exercise Period Upon Death or Disability.  If the Participant dies or
         ----------------------------------------
becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for "cause" as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant, provided that this option shall be exercisable only to the extent
             -------- ----
that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

4.   Withholding.
     -----------

     No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

5.   Nontransferability of Option.
     ----------------------------

     This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.   Provisions of the Plan.
     ----------------------

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     This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

     IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

                              Bottomline Technologies (de), Inc.


Dated: _________              By:_________________________________
                                 Name:____________________________

                                 Title:___________________________

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                           PARTICIPANT'S ACCEPTANCE

     The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1998 Stock Option Plan.

                              PARTICIPANT:


                              ___________________________

                              Address: _____________________

                                       _____________________

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